SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------


                                  EXHIBIT INDEX

                                       to

                                    FORM 10-Q

                     FOR THE QUARTER ENDED NOVEMBER 30, 2002

                QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                             ----------------------


                   CONTINENTAL INFORMATION SYSTEMS CORPORATION
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


EXHIBIT                            DESCRIPTION
NUMBER

-------  ------------------------------------------------------------------

 99.1    Certification of Chief Executive and Financial Officer Pursuant to
         Section 906 of the Sarbanes-Oxley Act of 2002

                   CONTINENTAL INFORMATION SYSTEMS CORPORATION
                     10-Q - Quarter Ended November 30, 2002


Exhibit 99.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, JONAH M. MEER, certify that:

      The Form 10-Q of CONTINENTAL INFORMATION SYSTEMS CORPORATION for the period ended November 30, 2002 fully complies with the requirements of
      Section 13(a) of the Securities Exchange Act of 1934; and

      The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of CONTINENTAL INFORMATION SYSTEMS CORPORATION for the periods presented.

This certification is being furnished pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and, except to the extent required by the Sarbanes-Oxley Act, shall not be deemed to be filed as part of the periodic report described herein nor shall it be deemed filed by CONTINENTAL INFORMATION SYSTEMS CORPORATION for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.


Date:  January 14, 2003             By:      /s/ Jonah M. Meer
                                             ----------------------------------
                                    Name:    Jonah M. Meer
                                    Titles:  Chief Executive Officer, Chief
                                             Financial Officer, Chief Operating
                                             Officer and Director